SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (date of earliest event reported): October 10, 2000


                                   EVTC, INC.
             (Exact name of registrant as specified in its charter)



         Delaware                       0-20986                  22-3005943
 (State or other                  (Commission                (IRS Employer
  jurisdiction of                  File Number)            Identification No.)
                           incorporation)



                    121 S. Norwood Drive, Hurst, Texas 76053
               (Address of principal executive office) (Zip Code)



       Registrant's telephone number, including area code: (817) 282-0022



                                     N/A
                  ------------------------------------------
          (Former name or former address, if changed since last report)




Item 1.  Changes in Control of Registrant

                  Not Applicable

Item 2.  Acquisition or Disposition of Assets

     On October 10, 2000, EVTC, Inc., t/a Environmental Technologies Corp., announced that it has terminated a letter of intent regarding the purchase of a controlling interest in Mercury Waste Solutions, Inc.. A copy of the press release announcing the mutual termination is attached as an exhibit to this Current Report.

Item 3.  Bankruptcy or Receivership

                  Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

                  Not Applicable

Item 5.  Other Events

                  Not Applicable

Item 6.  Resignations of Registrant's Directors

                 Not Applicable

Item 7.  Financial Statements and Exhibits

         (a)  Financial statements of business acquired.

                  Not Applicable

         (b)  Pro forma financial information

                  Not Applicable

         (c)  Exhibits

                  99 - Press Release dated October 10, 2000

Item 8.  Change in Fiscal Year

                           Not Applicable



                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EVTC, INC.



                           By:    /s/ David A. Keener
                                  ------------------------------------
                                  David A. Keener, President



Dated: October 10, 2000

                                   EXHIBIT 99

     Letter  of  Intent   terminated   between   Mercury  Waste   Solutions  and
Environmental Technologies Corp.

Hurst, TX - October 10, 2000

     EVTC, Inc. t/a Environmental Technologies, Corp. (NASDAQ: EVTC) and Mercury Waste Solutions, Inc. (NASDAQ: MWSI) jointly announced the termination of a letter of intent whereby EVTC had agreed to purchase a controlling interest in MWSI through a friendly tender offer to acquire up to a maximum of 70% of MWSI's outstanding shares. The letter of intent was terminated primarily due to EVTC's inability to raise the required capital following the dramatic drop in the per share price of its common stock and other disagreements on the terms of the tender offer. There are currently no future discussions planned between EVTC and MWSI.

EVTC, through its wholly-owned subsidiaries engages in the marketing and sale of refrigerants, refrigerant reclaiming services, recycling of fluorescent light ballasts and lamps and, through e-solutions, inc., directly markets business to consumer services via the internet.

MWSI provides mercury waste recycling services. The Company has sales and processing facilities in Union Grove, WI, and Roseville, MN; sales and storage facilities in Marietta, GA and Indianapolis, IN; storage facilities in Albany, NY and Kenosha, WI; and corporate offices in Mankato, MN.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995: Certain statements contained in this press release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those contemplated by such forward-looking statements.

CONTACT:          EVTC, Inc. t/a Environmental Technologies, Corp.
                           Investor Relations
                           Phone    (817) 282-0022
                           Fax      (817) 282-0033


                           Mercury Waste Solutions, Inc.
                           Mark Stennes
                           Phone   (507) 345-0523
                           Fax       (507) 345-1483